Exhibit 10.20
[CONFIDENTIAL TREATMENT REQUESTED — CONFIDENTIAL PORTIONS OF
THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY
FILED WITH THE COMMISSION]
SCHEDULE

Consultant: US Dataworks	Master Agreement No.: PHX 061305-NAO-l
Address: 1 Sugar Creek Center Boulevard, 5th Floor, Sugar Lane, TX 77478	Master Effective Date: 6/16/2005 Schedule No.: CW87525 Schedule Effective Date: 1/212008 Ariba Purchase Requisition No.: PR 1207477
This Schedule is issued pursuant to the above-referenced Master Agreement for Consulting Services (“Agreement”), between American Express Travel Related Services Company, Inc. (“Amexco”), and the above referenced consultant.
Any term not otherwise defined herein, shall have the meaning specified in the Agreement and Statement of Work (“SOW”) attached hereto US Dataworks Phase 1, 3A, & 3B dated December 20th, 2007.
The SOW provides a detailed description of the services, project requirements, deliverables, acceptance criteria, and or service levels, or other tasks to be completed and or delivered; including the charges applicable to this Schedule and any other mutually agreeable information.
Under no circumstance shall this Schedule or any modification hereto constitute a binding instrument unless duly executed by authorized representatives of Amexco’s Global Procurement and Consultant.
1. The total Time and Materials Not to Exceed (NTE) value over the period of performance of this schedule is $ 3,194,000.00. This amount includes $ 3,044,000.00 for services and an additional NTE amount of $ 150,000.00 for Travel and Expenses (T&E).
2. The exhibits and attachments to this Schedule are incorporated hereto and shall constitute part of this Schedule. The Agreement together with this Schedule constitutes the entire agreement between the parties and supersedes all previous agreements, promises, proposals, representations, understandings and negotiations, whether written or oral, between the parties respecting the subject matter hereof.
IN WITNESS WHEREOF, the parties hereto have duly executed this Schedule as of the day, month and year last written below.

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.	US DATAWORKS

Authorized Signature	Authorized Signature

Name	Name

Dated	Dated
Amexco and Consultant Confidential

American Express
Management Consulting/IT Consulting
US DATAWORKS PHASE 1, 3A, & 3B
PRI 207477
STATEMENT OF WORK
FOR
IT CONSULTING
80101507
DECEMBER 20, 2007
Amexco and Consultant Confidential
Dated: July 2005

Table of Contents
Amexco and Consultant Confidential

1.	Period of Performance:

Start Date: January 2, 2008 End Date: December 31, 2008

2.	Consultant’s Project Manager Information:

Andrew Beck, VP Software Services 1 Sugar Creek Center Boulevard, 5th Floor Sugar Land, TX 77478 Telephone: (281) 504-8090 Fax: (281) 565-2567 Email: abeck@usdataworks.com

3.	American Express Project Manager Information:

Tom Bauer, Vice President 10 South Wacker Drive. Suite 3375 Chicago, IL Telephone: (630) 887-1251 Fax (623) 444-3266 Email: Tom.M.Bauer@aexp.com

4.	Introduction:
This Statement of Work titled USDataworks Phase 1, 3a, & 3b, October, 2007 (“SOW”) is issued pursuant to Schedule number CW87525, and Master Agreement for Consulting Services (“Agreement”) number PHX 061 305-NAO-1, between USDataworks, Inc. (“Consultant”) and American Express Travel Related Services Company, Inc., having an office at American Express Tower, World Financial Center, New York, NY 10285 (“Amexco”)
5.	Project Overview:
This Statement of Work is to cover Consultant’s delivery of software customizations and development services for additive features and procedures that have been identified to complete the UDW MMIT Phase 1, Phase 3A, and Phase 3Bprojects.
6.	Project Requirements:
The project requirements will be met in three distinct phases as identified below:
•	Phase 1 — includes the completion of Phase 1 work as defined in the UDW Foundation BSAR dated 10/19/05, all subsequent change requests, and other items represented in Appendix A of this document; more commonly referred to as the MMIT Single Priority List (SPL), through all test and implementation activities.
Amexco and Consultant Confidential

•	Phase 3A includes activities yet to be detailed, but listed at a high-level in the chart below.

•	Phase 3B includes activities yet to be detailed, but listed at a high-level in the chart below.
For each activity requested for phase 3A and 3B, the following process will drive each Software Development Lifecycle process:
1.	Amexco Project Manager will provide detailed business and technical requirements documentation (in a form similar to the standard K245s) to the Consultant for review, discovery and sizing prior to consultant’s technical design and development.

2.	Consultant will provide Amexco Project Management a formal document that provides an estimated effort and deliverable timeline for the each set of requirements.

3.	Amexco Project Manager and UDW Project Manager will signoff on each effort and deliverable document as an indication of acceptance for the work effort described.

Phase 1	Phase 3a	Phase 3b
Lock Box 6	Direct Sends Support	Product extensions for supporting S2S

Lock Box 7	Product extensions required to support differing needs for full Regulus site production.	Product extensions for supporting GRPT

Lock Box 8	Clearingworks upgrade from 2.2 to 2.x (latest compatible release at time project is initiated)	Product extensions for supporting identified automated Controls.

	Clearingworks Returns functionality	Product extensions for supporting any other defined Point of Arrival (POA) solution migrations

Defect Resolution

Other identified business needs required for Phase I will be completed as PCRs	Product extensions for supporting full Weston lockbox rollout

Product extensions for supporting full Travel Professional Services)

Arrangement Manager (AM) and various subsets of AM releases including IE and Triumph
Consultant will perform all these Phase 1, Phase 3A, and Phase 3B activities, so long as the additional development does not exceed the costs projected in Section 8 of this Statement of Work.
Amexco and Consultant Confidential

7.	Milestones, Deliverables and Acceptance Criteria:

Deliverable	Milestone
Complete all Phase 1 development, testing and implementation corrections and warranty activities. Phase 1 requirements are stipulated in the UDW Foundation BSAR dated 10/19/05 and subsequent change requests documents and redefined K245s listed in Appendix A.
Final date will be determined following test and during the warranty period

Complete all Phase 3 development, testing and implementation, corrections and warranty activities. Phase 3 requirements are currently being documented.	Several Phase 3 releases are planned and the schedule for deliverables has not yet been determined.
The project plans will be kept and updated in the following location:
IPCNAOO3ISVRIAEXP/job_proj/E_Dir/EMM.nsf
Access to the databases or documentation can and will be provided by the Amexco Project Manager upon request of Global Procurement.
Will Consultant have access to confidential Amexco Employee or Customer data?
YES ☑ NO ☐
If yes, please enter data classification level (1, 2, 3 or 4) _2_
7.1	Acceptance Criteria:
•	Phase I Acceptance Criteria
The following events identify the “acceptance” of the Phase 1 deliverables:
•	UDW makes deliverables available on the Amexco E0 environment and completes hand off to Amexco integration team.

•	Deliverables are reviewed against documented requirements through the UDW and Amexco quality assurance processes.

•	Deliverables have been signed-off by UDW and Amexco project management representatives.

•	Deliverables are migrated to Amexco E3 environment and have processed production transactions for 14 days.
For a period of 60 days after the deliverables have been “accepted” (the “extended acceptance period”), if Amexco and UDW project management (as defined by Sections 2 and 3) determine that the solution does not meet the deliverables as documented in the Phase 1 requirements, UDW agrees to jointly participate with Amexco in Root Cause
Amexco and Consultant Confidential

Analysis (RCA) for any Level 1 and Level 2 issues. During the extended acceptance period, the effort extended by UDW for each RCA will be delivered and billed according to the chart below:

RCA Effort
Hours	RCA Fault Determined	UDW Billing Model
0-***	Any party including UDW	No charge

***+	Other party	Hours over *** are billed at blended project rate as determined by rates documented in this agreement

***+	UDW	No charge and is addressed as normal Maintenance process.
Any defects requiring resolution during the extended acceptance period as found by the RCA will also be resolved through the standard Maintenance agreement. During this extended acceptance period, should the RCA determine that the item is something other than a defect (e.g., requirement gap, enhancement, change request, etc.), the effort required to add said item will be billed as standard time and material rates as outlined in this agreement. After this extended acceptance period, the product is assumed to be fully accepted and the standard maintenance process as outlined in the original agreements (as defined in Section 4)is in force.
•	Phase 3A Acceptance Criteria
The following events identify the “acceptance” of the Phase 3A deliverables:
•	UDW makes deliverables available on the Amexco EQ environment and completes hand off to Amexco integration team.

•	Deliverables are reviewed against documented requirements through the UDW and Amexco quality assurance and testing processes.

•	Deliverables have been signed-off by UDW and Amexco project management representatives.

•	Deliverables are migrated to Amexco E3 environment and have processed production transactions for 14 days.
For a period of 60 days after the deliverables have been “accepted” (the “extended acceptance period”), if Amexco and UDW project management (as defined by Sections 2 and 3) determine that the solution does not meet the deliverables as documented in the Phase 1 requirements, UDW agrees to jointly participate with Amexco in Root Cause Analysis (RCA) for any Level 1 and Level 2 issues. During the extended acceptance period, the effort extended by UDW for each RCA will be delivered and billed according to the chart below:
Amexco and Consultant Confidential

*** CONFIDENTIAL MATERIAL REDACTED
AND SEPARATELY FILED WITH THE COMMISSION ***

RCA Effort
Hours	RCA Fault Determined	UDW Billing Model
0-***	Any party including UDW	No charge

***+	Other party	Hours over *** are billed at blended project rate as determined by rates documented in this agreement

***+	UDW	No charge and is addressed as normal Maintenance process.
Any defects requiring resolution during the extended acceptance period as found by the RCA will also be resolved through the standard Maintenance agreement. During this extended acceptance period, should the RCA determine that the item is something other than a defect (e.g., requirement gap, enhancement, change request, etc.), the effort required to add said item will be billed as standard time and material rates as outlined in this agreement. After this extended acceptance period, the product is assumed to be fully accepted and the standard maintenance process as outlined in the original agreements (as defined in Section 4) is in force.
•	Phase 3B Acceptance Criteria
The following events identify the “acceptance” of the Phase 3B deliverables:
•	UDW makes deliverables available on the Amexco EQ environment and completes hand off to Amexco integration team.

•	Deliverables are reviewed against documented requirements through the UDW and Amexco quality assurance processes.

•	Deliverables have been signed-off by UDW and Amexco project management representatives.

•	Deliveries are migrated to Amexco E3 environment and have processed production transactions for 14 days.
For a period of 60 days after the deliverables have been “accepted” (the “extended acceptance period”), if Amexco and UDW project management (as defined by Sections 2 and 3) determine that the solution does not meet the deliverables as documented in the phase 1 requirements, UDW agrees to jointly participate with Amexco in Root Cause Analysis (RCA) for any Level 1 and Level 2 issues. During the extended acceptance period, the effort extended by UDW for each RCA will be delivered and billed according to the chart below:
Amexco and Consultant Confidential

*** CONFIDENTIAL MATERIAL REDACTED
AND SEPARATELY FILED WITH THE COMMISSION ***

RCA Effort Hours	RCA Fault Determined	UDW Billing Model
0-***	Any party including UDW	No charge

***+	Other party	Hours over *** are billed at blended project rate as determined by rates documented in this agreement

***+	UDW	No charge and is addressed as normal Maintenance process.
Any defects requiring resolution during the extended acceptance period as found by the RCA will also be resolved through the standard Maintenance agreement. During this extended acceptance period, should the RCA determine that the item is something other than a defect (e.g., requirement gap, enhancement, change request, etc.), the effort required to add said item will be billed as standard time and material rates as outlined in this agreement. After this extended acceptance period, the product is assumed to be fully accepted and the standard maintenance process as outlined in the original agreements (as defined in Section 4)is in force.
8.	Project Assumptions/Dependencies:
1.	Consultant assumes that all development requests will originate and be managed by the assigned Amexco Project Manager (per Paragraph 3) and will be requested with appropriate lead time for effective delivery. Additionally, all documentation requests should be represented to the vendor with a sample of request or a high-level outline of expected documentation content.

2.	Consultant assumes that all applications, reports, and/or other documentation requested by Amexco will be provided in a single language, English.

3.	Amexco assumes that the applications developed will meet Amexco’s business, technical, and quality requirements, including service level agreements. Additionally, Consultant will provide to Amexco accurate and complete technical and functional documentation.

4.	Consultant assumes the following general breakdown of costs as associated with efforts:

Effort	Cost
Phase 1	$	***
Phase 3a	$	***
Phase 3b	$	***
Contingency	$	***
Total		$3,044,000
Amexco and Consultant Confidential

*** CONFIDENTIAL MATERIAL REDACTED
AND SEPARATELY FILED WITH THE COMMISSION ***

9.	Amexco Responsibilities:

The Amexco Project Manager will be the focal point for all Consultant communications relative to that Project. The Amexco Project Manager will have the authority to delegate various responsibilities to the Consultant Project Manager who will provide decisions, review and approve deliverables, resolve issues associated with assigned responsibilities and meet with the Consultant Project Executive and Amexco Project Manager on a regular basis to review status and maintain regular communications.

Amexco will be responsible for project management, resource allocation, and project escalation.

In addition to its other responsibilities set forth herein, Amexco shall perform the following activities in support of this Project:

Position	Function
Amexco Vice President
•      Overall program direction and goal-setting
•      Issue resolution and escalation support and other activities as agreed-to.
•      Sign-off all Build, Test and Deploy Phase deliverables, or other mutually agreed to  approach, set of tasks and deliverables) and other identified deliverables.

Amexco Directors
•      Review with Consultant’s assistance, and sign-off on all Method/i deliverables.
•      Manage the Project, with Consultant assistance, including managing major  deliverables and budgets.
•      Co-ordinate Amexco activities.
•      Communicate Project status to Amexco management.
•      Facilitate issue resolution.
•      Ensure appropriate Amexco and contractor resources are available for the duration of  the transition.
•      Overall responsibility for Method/i lifecycle phases (or other mutually agreed to  approach, set of tasks and deliverables).

Amexco Content Experts
•      Be available as content experts to the Consultant team throughout the duration of this SOW. For example:
-      Answer questions, provide clarification of business requirements.
-      Provide input/direction for Development Services.
-      Review deliverables when reasonably required.
-      Provide direction to facilitate resolution of complex or high severity  production  problems and other Maintenance Services tasks

10.	Consultant’s Resources, Hours and Rates:

The following chart represents, to the best of current knowledge, the anticipated resources that are required to complete the effort described in Section 6 of this document:
Amexco and Consultant Confidential

Role	Service Origin	Quantity	Rate/Hour
VP, Program Director, Chief Architect	Houston	***	$	*	**
Technical Lead, Project Manager, Sr. BA, Sr. QA, Sr. Developer	Houston	***	$	*	**
Developer, BA, QA, Production Analysts	Houston	***	$	*	**
Vice President:
•	Detailed understanding of commercial software product development and delivery methodologies.

•	Proven ability to mentor, having successfully developed effective, top-quality, and motivated teams.

•	Excellent conflict resolution skills.

•	Excellent verbal and written communication skills and presentation skills.

•	Ability to develop solutions to hard problems and invent new ways of doing things.

•	Proven success in individual and team management.
Senior Project Manager/Director/Chief Architect:
•	Ability to work on complex issues where analysis of situations or data requires an in-depth knowledge of customer base and user community.

•	Ability to participate in corporate development of methods, techniques and evaluation criteria for projects, programs, and people.

•	Good understanding of IT hardware and software that support project development and project lifecycle.

•	5 years of leadership experience with verifiable results (preferably in a Director or Project Lead role).

•	A proven track record of delivering large-scale, highly available systems and quality software products or components.

•	Experienced at leading development life cycle process and best practices, significant hiring and mentoring in a technical organization.

•	Excellent written/verbal communication, presentation, and listening skills

•	Ability to present complex technical information in a clear and concise manner to a variety of audiences, including non-technical.
Manager/Project Manager:
•	Ability to manage projects of a variety of sizes and complexities.

•	Strong presentation, communication, and planning skills.

•	Experience following a formal methodology.

•	Experience working as part of a management team that has successfully managed a full life cycle implementation.

•	Strong project management skills.

•	PMP and product specific certifications strongly preferred.
Amexco and Consultant Confidential

*** CONFIDENTIAL MATERIAL REDACTED
AND SEPARATELY FILED WITH THE COMMISSION ***

Sr. Developer/QA/PA/BA:
•	Ability to perform complex analysis, design, programming and modifications of computer programs for software products and/or customer applications.

•	Ability to write code and complete programming, testing and debugging of applications.

•	Ability to determine forms, procedures or other documentation needed for the installation and maintenance of application programs.

•	Ability to interface with sales force and, senior management and customers to add new or custom features to company products.

•	Ability to provide work leadership and training to professional staff.

•	Ability to use a wide range of disciplines such as distributed networking and databases, communications and multiprocessing applications.

•	Familiar with standard concepts, practices, and procedures within a particular field.

•	Ability to apply a wide degree of creativity and latitude to accomplish goals.
Dev/QAIPAIBA:
•	Ability to review, analyze, and modify programming systems including encoding, testing, debugging and documenting programs.

•	Ability to write code and complete programming, testing and debugging of applications.

•	Ability to finalize forms, procedures and other documentation needed for the installation and maintenance of application programs.

•	Ability to interface with customers and management to add new or custom features to company products.

•	Ability to use a wide range of disciplines such as distributed networking and databases, communications and multiprocessing applications.

•	Familiar with standard concepts, practices, and procedures within a particular field.

•	Ability to apply a certain degree of creativity and latitude to accomplish goals.
10.1 Time and Materials:
The following table includes the Consultant resource requirements for this SOW and the role/skill categories in accordance with Consultant’s current rate card or negotiated rates:

% of
Personnel Tier/Roles	Rate			Hours		Estimated Costs			whole
Tier 1	$	*	**	*	**	$	*	**	*	**%
VP, Program Director, Chief Architect

Tier 2	$	*	**	*	**	$	*	**	*	**%
Tech Lead, PM, Sr. BA, Sr. QA, Sr. Developer

Tier 3	$	*	**	*	**	$	*	**	*	**%
Developer, QA, BA, Release Manager
Amexco and Consultant Confidential

*** CONFIDENTIAL MATERIAL REDACTED
AND SEPARATELY FILED WITH THE COMMISSION ***

						% of
Personnel Tier/Roles	Rate	Hours	Estimated Costs			whole
Contingency	Variable	Variable	$	*	**	* **%
To be applied as needed
Project Totals				$3,044,0	00
11. Travel & Expenses:
11.1 All Travel & Expense requests (required in writing) will be reviewed and approved in advance by the Amexco Project Manager. Travel and Expenses will be reimbursed to Consultant in accordance with Amexco’s Travel and Expense Policy.
11.2 The total estimated Travel & Expense during the Period of Performance for this Schedule is Not-to-Exceed amount of: $150,000.
12. Total Value:
The Time and Materials (T&M) Value over the Period of Performance of this SOW includes:

Total
Project Costs:	$3,044,000
Travel & Expenses:	$150,000

Total Not-to-Exceed Value:	$3,194,000

13.	Payment Terms

13.1	Billing Schedule

Consultant shall invoice Amexco for services and/or deliverables rendered and payments shall be made Net 30 days after Amexco Project Manager’s receipt and approval of invoice/CPC charge.

13.2	Invoicing/Billing Information

Monthly payments shall continue to be made to UDW based upon invoices which will include receipts when they travel at the expense of Amexco (See EXHIBIT C).Final payment shall be made by Amexco once all deliverables have been provided to Amexco and Amexco has provided final written acceptance to Consultant for all deliverables required hereunder.

14.	Status Reports:
Consultant shall provide weekly status reports to the Amexco designated project manager, describing activities during the preceding period, including: the current status of activities (with an explanatory narrative when appropriate); resources used since the last report, with a cumulative total to date; planned delivery dates; dependencies on Amexco information and/or deliverables; and identification of any problems and actions being resolved or outstanding. The
Amexco and Consultant Confidential

*** CONFIDENTIAL MATERIAL REDACTED
AND SEPARATELY FILED WITH THE COMMISSION ***

Amexco designated project manager may at its sole discretion require specific form, format, frequency, method, and related status meetings as otherwise specified herein.
15.	SOW Amendment:
Under Time and Materials (T&M), Consultant shall be required to request and execute a SOW/Schedule Amendment for changes to the original SOW. Changes include, but are not limited to: additions to or deletions from the specifications, changes in the time and place of performance, modifications to the scope or nature of the work to be delivered, or changes to the nature and quantity of a deliverable(s). Modifications must be required, justified and approved in advance by the Amexco Project Manager and Global Procurement.
16.	Exhibits.

Exhibit A:	Project Plan: Consultant will provide weekly detailed plans, including deliverables, delivery dates and percentage completed (suggested format below).

Exhibit B:	Information Protection Contract Requirements

Exhibit C:	Workstation Rules Agreement
Amexco and Consultant Confidential

This purchase order was delivered by Ariba Supplier Network. For more information about Ariba and Ariba Supplier Network, visit http://www.ariba.com.
Purchase Order
DA1233056
Version: 1

Order submitted on:Friday 15 Feb 2008 10:37 AM GMT-06:00 Received by Ariba Supplier Network on:Monday 18 Feb 2008 6:17 AM GMT-06:00
Supplier	I. BILL TO
US Dataworks	A E Travel Related Svcs
5301 Hollister Road	FC-WEST
Suite 250	20002 N 19TH AVE - BLDG A
Houston, TX 77040	PHOENIX, AZ 85027
United States	United States
Phone: +1 (713) 934-3855
Fax: +1 (713) 690-1426
Email: jreiland@usdataworks.com
Ship All Items To	II. DELIVER TO
AMERICAN EXPRESS TRS (E583)	AZ-26-02-01
AEDR — DESERT RIDGE	Lamp, Mark
18850 N 56TH ST
PHOENIX, AZ 85054
United States
Ship To Code: E583
Phone: +US (602) 537-3783
Email: mark.lamp@aexp.com
COMMENTS
• by Lau, Connie T, on Friday 15 Feb 2008 10:37 AM GMT-06:00
Per the Terms and Conditions of the attached Schedule/SOW and the original Master Agreement. CW87525
III. LINE ITEMS

Line #	Part ID	Quantity	Unit	Description	Need By	Price	Ext. Price
1	Elance-335160-534117-163989-1-4	1	EA	Contingency Funds	22 Feb 2008	$***USD	$***USD
IV. ACCOUNTING

Split Percentage:
• Percentage: Unit:	100
• Business Unit: Cost Center:	255
• ID:	503651
Account:
• ID:	942420
Charge Amount:	$***USD
V. OTHER INFORMATION

Elance Req#:	Elance-335160-534117-163989-1-4
Start Date:	Thu, 3 Jan, 2008
End Date:	Wed, 31 Dec, 2008
Expiration Date:	Tue, 30 Dec, 2008
Requester:	Lamp, Mark
Elance PO#:	335160
Supplier Part Number:	Elance-335160-534117-163989-1-4
1
*** CONFIDENTIAL MATERIAL REDACTED
AND SEPARATELY FILED WITH THE COMMISSION ***

PR No.:	PR1207477
Additional Item ID:	Elance-335160-534117-163989-1-4 2

2	Elance-335160-534118-163989-1-4	1	EA	Travel and Expenses	22 Feb 2008	$150,000.00USD	$150,000.00USD

VI.	ACCOUNTING

Split Percentage:
• Percentage:	100
Unit:
• Business Unit:	255
Cost Center:
• ID:	503651
Account:
• ID:	942420
Charge Amount:	$150,000.00USD

VII.	OTHER INFORMATION

Elance Req#:	Elance-335160-534118-163989-1-4
Start Date:	Thu, 3 Jan, 2008
End Date:	Wed, 31 Dec, 2008
Expiration Date:	Tue, 30 Dec, 2008
Requester:	Lamp, Mark
Elance PO#:	335160
Supplier Part Number:	Elance-335160-534118-163989-1-4
PR No.:	PR1207477
Additional Item ID:	Elance-335160-534118-163989-1-4

3	Elance-335160-534119-163989-1-4	***	EA	OFFSITE - BUS MGMT TECHNICAL LEAD	22 Feb 2008	$***USD	$***USD

VIII.	ACCOUNTING

Split Percentage:
• Percentage:	100
Unit:
• Business Unit:	255
Cost Center:
• ID:	503651
Account:
• ID:	942420
Charge Amount:	$***USD

IX.	OTHER INFORMATION

Elance Req#:	Elance-335160-534119-163989-1-4
Start Date:	Thu, 3 Jan, 2008
End Date:	Wed, 31 Dec, 2008
Expiration Date:	Tue, 30 Dec, 2008
Requester:	Lamp, Mark
Elance PO#:	335160
Supplier Part Number:	Elance-335160-534119-163989-1-4
PR No.:	PR1207477
Additional Item ID:	Elance-335160-534119-163989-1-4

4	Elance-335160-534120-163989-1-4	***	EA	OFFSITE - CS APPLICATION ARCHITECT	22 Feb 2008	$***USD	$***USD

X.	ACCOUNTING
Split Percentage:
2
*** CONFIDENTIAL MATERIAL REDACTED
AND SEPARATELY FILED WITH THE COMMISSION ***

• Percentage: Unit:	100
• Business Unit: Cost Center:	255
• ID:	503651
Account:
• ID:	942420
Charge Amount:	$***USD
XI. OTHER INFORMATION

Elance Req#:	Elance-335160-534120-163989-1-4
Start Date:	Thu, 3 Jan, 2008
End Date:	Wed, 31 Dec, 2008
Expiration Date:	Tue, 30 Dec, 2008
Requester:	Lamp, Mark
Elance PO#:	335160
Supplier Part Number:	Elance-335160-534120-163989-1-4
PR No.:	PR1207477
Additional Item ID:	Elance-335160-534120-163989-1-4

5	Elance-335160-534121-163989-1-4	***	EA	OFFSITE - BUS MGMT BUSINESS SYSTEM ANALYST	22 Feb 2008	$***USD	$***USD
XII. ACCOUNTING

Split Percentage:
• Percentage:	100
Unit:
• Business Unit: Cost Center:	255
• ID: Account:	503651
• ID:	942420
Charge Amount:	$***USD
XIII. OTHER INFORMATION

Elance Req#:	Elance-335160-534121-163989-1-4
Start Date:	Thu, 3 Jan, 2008
End Date:	Wed, 31 Dec, 2008
Expiration Date:	Tue, 30 Dec, 2008
Requester:	Lamp, Mark
Elance PO#:	335160
Supplier Part Number:	Elance-335160-534121-163989-1-4
PR No.:	PR1207477
Additional Item ID:	Elance-335160-534121-163989-1-4
Sub-total: $3,194,000.00USD
3
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AND SEPARATELY FILED WITH THE COMMISSION ***